EAGLE CAPITAL APPRECIATION FUND
EAGLE GROWTH & INCOME FUND
EAGLE SERIES TRUST

Supplement dated May 1, 2009 to the Statement of Additional Information dated March 1, 2009

The following information supplements the disclosure in the Statement of Additional Information (“SAI”) for the above-referenced funds. It should be retained and read in conjunction with the SAI.

Effective May 1, 2009, Heritage Cash Trust changed its name to Eagle Cash Trust as part of a corporate reorganization involving its manager, Eagle Asset Management, Inc. As a result, all references in the SAI to Heritage Cash Trust should be replaced with Eagle Cash Trust.

*     *     *

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE SAI FOR FUTURE REFERENCE